Third Quarter Earnings Review November 2, 2023 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (2) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent reports on Form 10- Q or Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Free Cash Flow (net cash provided by operating activities less capital expenditures), and (4) Adjusted EBITDA margin on a consolidated and segment basis. “Special items” refers to certain gains and charges we view as extraordinary, unusual, non-recurring in nature or which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Q3 Consolidated Highlights Q3 Financial Results • Consolidated revenues of $979.1 million, -4.4% y/y • Operating profit of $58.1 million, +56.6% y/y • Adjusted EBITDA1 of $106.0 million, -7.8% y/y on lower Rent-A-Center segment EBITDA and higher corporate costs, partially offset by higher Acima segment EBITDA • Diluted EPS of $0.08, compared to loss per share of $(0.10) in the prior year period • Non-GAAP Diluted EPS1 of $0.79, compared to $0.94 in the prior year period • Cash flow from operations of $78.0 million and free cash flow1 of $63.2 million, compared to $125.0 million and $106.4 million in the prior year • Year-to-date cash flow from operations of $219.9 million and year-to-date free cash flow1 of $183.8 million • Raised midpoint of 2023 earnings outlook, with updated Non-GAAP diluted EPS guidance of $3.45 - $3.55 Q3 Trends & Developments • External conditions remained challenging with ongoing pressure on consumer discretionary spending and soft demand in traditional product categories, notably furniture • Y/Y topline trends improved sequentially for both the Acima segment and the Rent-A-Center segment, consistent with our outlook • Strong underwriting and account management enabled the Company to tactically drive incremental lease volume with appropriate risk-adjusted margins, despite broad-based weakening in consumer credit • As expected, sequential margin compression due to normal seasonality and higher marketing expenses. Acima segment margins continue to benefit from fewer customers electing earliest payout options • YTD strong cash flow generation provided opportunity to buy back shares – repurchased 1.7 million shares from August through October 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 3

Q3 Business Segment Highlights Rent-A-Center Acima • Portfolio year-over-year trends improved sequentially, consistent with the Company’s Q3 and full year 2023 outlook • Q3 2023 ending lease portfolio value1 of $137.9M, -2.7% y/y vs. -4.7% y/y for Q2 2023 • Revenue year-over-year trends improved sequentially; best since Q2 2022 • Q3 2023 -4.2% y/y vs. -4.9% y/y in Q2 2023 • Loss rates and delinquency rates were stable and in line with expectations despite more challenging external conditions • Q3 2023 skip / stolen losses were 4.3% of revenue, improving 150 bps y/y and 20 bps from Q2 2023 • Operating profit margin of 14.1% • Adjusted EBITDA2 margin of 15.0% modestly ahead of the Company's Q3 outlook • GMV3 and year-over-year trends improved and are anticipated to return to growth in Q4 • Q3 2023 -1.4% y/y improved 440 bps from -5.8% y/y for Q2 2023 • Revenue trends improved sequentially and were at higher end of the Company’s Q3 outlook • Q3 2023 -5.8% y/y vs. Q2 2023 -12.4% • Continued strong margin results benefited from improved account management and fewer customers electing the earliest payout options • Q3 gross margin up 330 bps y/y and Adjusted EBITDA margin up 270 bps y/y • Loss rates and delinquencies remain within expected ranges, with skip/stolen losses for the business on the Acima platform 7.8%4 of sales in Q3, 20 bps lower year-over-year • DQs improved 100 bps y/y and remained relatively flat sequentially 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Rent-A-Center stores and e-commerce platform at the end of any given period. 2 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 3 The Company defines Gross Merchandise Volume as the retail value in U.S. dollars of merchandise acquired by the Company that is leased to customers through a transaction that occurs within a defined period, net of cancellations. 4 Total Acima Segment skip/stolen losses were 9.4% of sales in Q3, +40 bps y/y 4

2023 Priorities 5 Invest in Our Platform Improve our core business, while creating a foundation for sustained future growth Expand Offerings and Financial Access Add new products that create more financial access that benefit consumers and retailers Optimize Offerings Provide consumers a personalized journey through the Upbound platform to generate the highest lifetime value. Enable our partners to access our customer base to grow sales Grow Retailer Base Enhance our network of retailers and create innovative ways to shop Increase Customer Lifetime Value Provide additional value & retain more customers Improve Operational Efficiency Increase productivity, while progressing underwriting capabilities Grow Customers Convert more customers & attract new prospects Increase Lifetime Value Increase the lifetime value of customers and retailers Improve Profitability Continuously improve our operations in order to deliver value for customers, retailers, and shareholders

Q3 2023 Consolidated Financial Highlights Q3 2023 $’s millions, except percentages and EPS Actual % of Total Revenue Rent-A-Center 453.6 46.3% Acima 475.2 48.5% Franchising 30.6 3.1% Mexico 19.6 2.0% Total Revenue $979.1 100.0% Adj EBITDA(1) Margin Rent-A-Center $68.2 15.0% Acima $72.8 15.3% Franchising $3.6 11.7% Mexico $1.5 7.5% Corporate $(46.3) N/A Addback: Stock-Based Compensation $6.2 Adjusted EBITDA1 $106.0 10.8% Non-GAAP Diluted EPS1 $0.79 Free Cash Flow1 $63.2 Q3 2023 Financial Results • Revenue: $979.1 million, -4.4% y/y • Operating profit of $58.1 million, +56.6% y/y • Adjusted EBITDA1: $106.0 million, -$9.0 million y/y • Adjusted EBITDA1 margin: 10.8%, -40 bps y/y • Diluted EPS: $0.08 compared to loss per share of $(0.10) in Q3 2022 • Non-GAAP Diluted EPS1: $0.79 compared to $0.94 in Q3 2022 • Free cash flow1: $63.2 million compared to $106.4 million in Q3 2022 • Cash dividend of $0.34 per share (1) Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 6

Rent-A-Center Qtr. End Portfolio Value / Stores ($000’s)3 Rent-A-Center Past Due Rates2,3 Trend Rent-A-Center Q3 Highlights Financial Results • Revenue of $453.6 million, -4.2% y/y due to a lower lease portfolio value and fewer customers electing early payouts. Same store sales were down 4.0%, which improved 90 bps from Q2 2023 • E-commerce was approximately 25% of revenue, compared to approximately 23% in Q3 2022 • Skip / Stolen Losses 4.3% of revenue, 150 bps lower y/y • Operating profit on a GAAP basis was $63.8 million with a margin of 14.1% • Adjusted EBITDA1 margin was 15.0%, down approximately 120 bps y/y due to the impact of lower revenues on fixed costs Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 2 Defined as the average accounts 30+ days past due as a percentage of total open leases. 3 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores. 7

Acima Loss Rate & First Payment Miss Rate Trend Acima Past Due Rates2 Trend Acima Q3 Highlights Financial Results • GMV -1.4% y/y, improved sequentially from -5.8% in Q2 2023 led by sequential and year-over-year growth in application volume • Q3 revenues of $475.2 million, -5.8% y/y, due to a lower portfolio value that yielded less rental and fees revenues and fewer earlier payout elections that generated lower merchandise sales revenues • Skip / Stolen Losses: Business on the Acima platform 7.8% of sales, -20 bps y/y, and consolidated Acima segment 9.4% of revenue, +40 bps y/y • Operating profit on a GAAP basis was $58.1 million with a margin of 12.2% • Adjusted EBITDA1 margin of 15.3% up 270 bps y/y, due to lower loss rates and lower early payouts increasing yields 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 2 Defined as the average accounts 60+ days past due as a percentage of total open leases. 8 60+ past due rates exclude exited businesses

Full Year 2023 Guidance 9 Revised outlook increases midpoint for Revenue, Adjusted EBITDA, Non-GAAP Diluted EPS 1. Consolidated includes Acima, Rent-A-Center, Franchising, Mexico and Corporate Segments. 2. Non-GAAP financial measure. See descriptions below in this release. 3. Non-GAAP diluted earnings per share excludes the impact of incremental depreciation and amortization related to the estimated fair value of acquired Acima assets, stock compensation expense associated with the Acima Acquisition equity consideration, which is subject to vesting conditions, and accelerated depreciation for software assets we intend to retire in 2024. Table 1 Current (11/2/23) Previous (8/3/23)Guidance - Full Year 2023 Consolidated1 Revenues ($B) $3.95 - $4.00 $3.90 - $ 4.00 Adj. EBITDA Excluding SBC ($M)2 $450 - $460 $440 - $465 Non-GAAP Diluted Earnings Per Share2,3 $3.45 – $3.55 $3.25 – $3.55 Free Cash Flow ($M)2 $215 - $235 $230 - $260

Financial Position & Capital Allocation Capital Allocation • Quarterly dividend of $0.34 per share or $1.36 annualized, translates to a dividend yield of 4.5% - 5.5% based on recent share price trading range • Focused on reaching long-term target leverage ratio of 1.5x in a manner that is value enhancing for all investors, with a priority on debt reduction over the near-intermediate term • Net leverage remained at 2.5x at the end of Q3 2023 • Gross debt of $1.3 billion, with ABL revolver fully undrawn (excluding letters of credit) • $135 million of debt paydown YTD • Repurchase shares opportunistically to generate favorable returns for shareholder • Repurchased 0.9 million shares during Q3, and 0.8 million in October 2023 Balance Sheet & Liquidity ($’s millions) Q3 2023 Liquidity $581.4 Cash (unrestricted) $95.8 Revolving Credit Availability $485.6 Total Debt $1,265.5 Leverage Ratio (LTM) 2.5x Interest Coverage Ratio (LTM) 3.5x Dividend Payout Ratio (LTM) 37.8% 10

Key Takeaways 11 Cautiously optimistic outlook for Q4 • (+) Raised full year 2023 guidance for Adj. EBITDA and Adj. EPS for the third time this year • (+) Expect Acima GMV growth to inflect positive in Q4 • (+) Continue to expect favorable year-over-year trends for portfolio yield • (-) Risk metrics remain within our targeted ranges, but should increase in Q4 with seasonality and challenging macro back drop Strong Q3 • Q3 results for revenues, Adjusted EBITDA, and Non-GAAP EPS were all in the higher end of our Q3 guidance ranges • Acima GMV volume increased ~4% sequentially and was nearly flat on a year-over-year basis • Loss rates and delinquency rates were in line with the Company’s outlook and stable despite external headwinds • Returned capital to shareholders through opportunistic share repurchases Underlying fundamentals remain compelling • Disciplined underwriting approach and execution has demonstrated our ability to identify and reduce risk • Our company has outperformed in past economic and credit downturns • Strong profitability and cash flows support a healthy balance sheet • Significant growth potential over the long term within existing and new channels Macro-economic environment remains uncertain • (-) Price levels remain high, (-) Discretionary income, (-) Geopolitical volatility, (+) Strong employment • Durable goods demand pulled forward with 2020 – 2021 stimulus programs continues to be a headwind • Conditions are disproportionately affecting less affluent households: lower discretionary income,and higher costs

Appendix

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 1 3 Three Months Ended September 30, 2023 (In thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net Earnings Diluted Earnings per Share GAAP Results $ 497,166 $ 58,052 $ 31,420 $ 27,057 $ 4,363 $ 0.08 Plus: Special Items Acima equity consideration vesting — 9,378 9,378 (17,754) 27,132 0.47 Acima acquired assets depreciation and amortization(1) — 18,234 18,234 5,681 12,553 0.22 Accelerated software depreciation — 4,609 4,609 1,436 3,173 0.06 Legal settlements — (95) (95) (30) (65) — Other(2) — (3,069) (3,069) (956) (2,113) (0.04) Discrete income tax items — — — 12 (12) — Non-GAAP Adjusted Results $ 497,166 $ 87,109 $ 60,477 $ 15,446 $ 45,031 $ 0.79 (1) Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million. (2) Represents interest income on tax refunds for prior years received in 2023.

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share Three Months Ended September 30, 2022 (In thousands) Gross Profit Operating Profit Earnings Before Income Tax Tax Expense Net (Loss) Earnings Diluted Earnings per Share GAAP Results $ 505,535 $ 37,077 $ 14,333 $ 20,111 $ (5,778) $ (0.10) Plus: Special Items Acima equity consideration vesting — 42,059 42,059 (263) 42,322 0.72 Acima acquired assets depreciation and amortization(1) — 18,234 18,234 (114) 18,348 0.31 IT Asset disposals — 1,278 1,278 (8) 1,286 0.02 Legal settlement (533) (533) 3 (536) (0.01) Store closure costs — 216 216 (1) 217 — Cost savings initiatives — 172 172 (1) 173 — Hurricane impacts — 141 141 (1) 142 — Other — 52 52 — 52 — Discrete income tax items — — — — — — Non-GAAP Adjusted Results $ 505,535 $ 98,696 $ 75,952 $ 19,726 $ 56,226 $ 0.94 (1) Includes amortization of approximately $14.2 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $3.9 million. 1 4

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended September 30, 2023 (In thousands) Rent-A-Center Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $ 63,762 $ 58,124 $ 1,124 $ 3,541 $ (68,499) $ 58,052 Plus: Amortization, Depreciation 4,421 420 345 36 7,402 12,624 Plus: Stock-based compensation — — — — 6,240 6,240 Plus: Special Items Acima acquired assets depreciation and amortization(1) — 14,262 — — 3,972 18,234 Acima equity consideration vesting — — — — 9,378 9,378 Accelerated software depreciation — — — — 4,609 4,609 Legal settlements — — — — (95) (95) Other(2) — — — — (3,069) (3,069) Adjusted EBITDA $ 68,183 $ 72,806 $ 1,469 $ 3,577 $ (40,062) $ 105,973 (1) Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million. (2) Represents interest income on tax refunds for prior years received in 2023. 1 5

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended September 30, 2022 (In thousands) Rent-A-Center Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $ 71,999 $ 48,885 $ 996 $ 5,077 $ (89,880) $ 37,077 Plus: Amortization, Depreciation 4,629 439 182 35 7,513 12,798 Plus: Stock-based compensation — — — — 3,488 3,488 Plus: Special Items Acima equity consideration vesting — — — — 42,059 42,059 Acima acquired assets depreciation and amortization(1) — 14,262 — — 3,972 18,234 IT Asset disposals — — — — 1,278 1,278 Legal settlement — — — — (533) (533) Store closure costs 216 — — — — 216 Cost savings initiatives — — — — 172 172 Hurricane impacts 141 — — — — 141 Other — — — — 52 52 Adjusted EBITDA $ 76,985 $ 63,586 $ 1,178 $ 5,112 $ (31,879) $ 114,982 (1) Includes amortization of approximately $14.2 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $3.9 million. 1 6

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended September 30, Nine Months Ended September 30, (In thousands) 2023 2022 2023 2022 Net cash provided by operating activities $ 77,982 $ 124,962 $ 219,942 $ 412,083 Purchase of property assets (14,773) (18,541) (36,167) (49,436) Free cash flow $ 63,209 $ 106,421 $ 183,775 $ 362,647 1 7

Supplemental Segment Performance Details – GAAP

upbound

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 426.8	$ 387.5	$ 15.2	$ —	$ —	$ 829.5
Merchandise sales	30.0	116.8	0.8	—	—	147.6
Installment sales	16.7	—	—	—	—	16.7
Other store revenue	0.2	0.2	0.1	0.9	—	1.3
Franchise merchandising sales	—	—	—	22.8	—	22.8
Franchise and royalty fees	—	—	—	6.0	—	6.0
Total Revenue	$ 473.8	$ 504.4	$ 16.0	$ 29.7	$ —	$ 1,024.0

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 108.1	$ 197.8	$ 4.1	$ —	$ —	$ 310.1
Cost of merchandise sold	24.7	154.2	0.6	—	—	179.5
Cost of installment sales	6.0	—	—	—	—	6.0
Cost of franchise merchandise sold	—	—	—	22.8	—	22.8
Total Cost of Sales	$ 138.9	$ 352.0	$ 4.7	$ 22.8	$ —	$ 518.4

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 125.9	$ 26.8	$ 3.5	$ —	$ —	$ 156.2
Other store expenses	129.9	61.7	5.1	1.2	—	197.8
General and administrative expenses	2.1	0.3	1.6	0.6	35.4	40.0
Depreciation and amortization	4.6	0.4	0.2	—	7.5	12.8
Other charges	0.4	14.3	—	—	47.0	61.6
Total operating expenses	$ 262.9	$ 103.5	$ 10.3	$ 1.8	$ 89.9	$ 468.5

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 10.7	$ —	$ 0.7	$ 0.2	$ 6.9	$ 18.5

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 413.1	$ 375.2	$ 18.5	$ —	$ —	$ 806.8
Merchandise sales	26.8	99.9	0.9	—	—	127.6
Installment sales	13.4	—	—	—	—	13.4
Other store revenue	0.3	0.2	0.2	0.7	—	1.4
Franchise merchandising sales	—	—	—	24.1	—	24.1
Franchise and royalty fees	—	—	—	5.8	—	5.8
Total Revenue	$ 453.6	$ 475.2	$ 19.6	$ 30.6	$ —	$ 979.1

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 106.0	$ 185.8	$ 5.0	$ —	$ —	$ 296.8
Cost of merchandise sold	25.3	130.0	0.6	—	—	155.9
Cost of installment sales	5.1	—	—	—	—	5.1
Cost of franchise merchandise sold	—	—	—	24.1	—	24.1
Total Cost of Sales	$ 136.4	$ 315.8	$ 5.7	$ 24.1	$ —	$ 481.9

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 122.0	$ 25.5	$ 4.6	$ —	$ —	$ 152.1
Other store expenses	122.9	60.9	6.0	1.6	—	191.5
General and administrative expenses	4.1	0.2	2.0	1.3	46.3	53.9
Depreciation and amortization	4.4	0.4	0.3	—	7.4	12.6
Other charges	—	14.3	—	—	14.8	29.1
Total operating expenses	$ 253.5	$ 101.3	$ 12.8	$ 3.0	$ 68.5	$ 439.1

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 6.8	$ 0.1	$ 0.5	$ —	$ 7.3	$ 14.8

18

Supplemental Segment Performance Details – Including Non-GAAP Adjustments

upbound

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 426.8	$ 387.5	$ 15.2	$ —	$ —	$ 829.5
Merchandise sales	30.0	116.8	0.8	—	—	147.6
Installment sales	16.7	—	—	—	—	16.7
Other store revenue	0.2	0.2	0.1	0.9	—	1.3
Franchise merchandising sales	—	—	—	22.8	—	22.8
Franchise and royalty fees	—	—	—	6.0	—	6.0
Total Revenue	$ 473.8	$ 504.4	$ 16.0	$ 29.7	$ —	$ 1,024.0

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 108.1	$ 197.8	$ 4.1	$ —	$ —	$ 310.1
Cost of merchandise sold	24.7	154.2	0.6	—	—	179.5
Cost of installment sales	6.0	—	—	—	—	6.0
Cost of franchise merchandise sold	—	—	—	22.8	—	22.8
Total Cost of Sales	$ 138.9	$ 352.0	$ 4.7	$ 22.8	$ —	$ 518.4

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 125.9	$ 26.8	$ 3.5	$ —	$ —	$ 156.2
Other store expenses	129.9	61.7	5.1	1.2	—	197.8
General and administrative expenses	2.1	0.3	1.6	0.6	35.4	40.0
Depreciation and amortization	4.6	0.4	0.2	—	7.5	12.8
Other charges	—	—	—	—	—	—
Total operating expenses	$ 262.5	$ 89.3	$ 10.3	$ 1.8	$ 42.9	$ 406.8

(in millions)	Three Months Ended September 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 10.7	$ —	$ 0.7	$ 0.2	$ 6.9	$ 18.5

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 413.1	$ 375.2	$ 18.5	$ —	$ —	$ 806.8
Merchandise sales	26.8	99.9	0.9	—	—	127.6
Installment sales	13.4	—	—	—	—	13.4
Other store revenue	0.3	0.2	0.2	0.7	—	1.4
Franchise merchandising sales	—	—	—	24.1	—	24.1
Franchise and royalty fees	—	—	—	5.8	—	5.8
Total Revenue	$ 453.6	$ 475.2	$ 19.6	$ 30.6	$ —	$ 979.1

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 106.0	$ 185.8	$ 5.0	$ —	$ —	$ 296.8
Cost of merchandise sold	25.3	130.0	0.6	—	—	155.9
Cost of installment sales	5.1	—	—	—	—	5.1
Cost of franchise merchandise sold	—	—	—	24.1	—	24.1
Total Cost of Sales	$ 136.4	$ 315.8	$ 5.7	$ 24.1	$ —	$ 481.9

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 122.0	$ 25.5	$ 4.6	$ —	$ —	$ 152.1
Other store expenses	122.9	60.9	6.0	1.6	—	191.5
General and administrative expenses	4.1	0.2	2.0	1.3	46.3	53.9
Depreciation and amortization	4.4	0.4	0.3	—	7.4	12.6
Other charges	—	—	—	—	—	—
Total operating expenses	$ 253.5	$ 87.0	$ 12.8	$ 3.0	$ 53.7	$ 410.1

(in millions)	Three Months Ended September 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 6.8	$ 0.1	$ 0.5	$ —	$ 7.3	$ 14.8

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